SCHEDULE 14A
                                   (Rule 14a-101)
                              SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the registrant   X

Filed by a party other than the registrant

Check the appropriate box:

 X    Preliminary proxy statement
___   Definitive proxy statement
___   Definitive additional materials
___   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

 X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
___   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
___    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:
      _________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
      _________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
      _________________________________________________________________________

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      _________________________________________________________________________

      (2)   Form, schedule or registration statement no.:
      _________________________________________________________________________

      (3)   Filing party:
      _________________________________________________________________________

      (4)   Date filed:
      _________________________________________________________________________

                                          One Seaport Plaza
                                          New York, New York 10292
                                          (212) 214-3334

                                                              January 10, 1996

Dear Shareholder:

      The Annual Meeting of Shareholders is to be held at 3:00 p.m. on Thursday, March 14, 1996, at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope postage prepaid
- in which to return your proxy are enclosed.

      At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants, and a proposal to amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series A-F, in order to effect a stock split, and a proposal to amend the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

      Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

SIR RODEN CUTLER                       Brian M. Sherman
CHAIRMAN                               President


SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                     THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                  One Seaport Plaza
                              New York, New York 10292

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   March 14, 1996

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York on March 14, 1996, at 3:00 p.m., for the following purposes:

      (1) To elect five Directors to serve as Class II Directors for a three-year term;

      (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

      (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996;

      (4) To amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series A-F, in order to effect a stock split of the Fund's outstanding shares of preferred stock, Series A-F;

      (5) To amend the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock; and

      (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Roy M. Randall, Secretary

New York, New York
January 10, 1996



    IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                   PROXY STATEMENT

                     THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                  One Seaport Plaza
                              New York, New York 10292

                                     -----------

                           Annual Meeting of Shareholders
                                   March 14, 1996

                                     -----------

                                    INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York, on March 14, 1996, at 3:00 p.m. The approximate mailing date for this Proxy Statement is January 10, 1996.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3, 4 and 5 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2, 3, 4 and 5. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, One Seaport Plaza, New York, New York 10292).

      The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.


                                              Solicitation of     Solicitation of
                                              Vote of Common     Vote of Preferred
                                               Stockholders   Stockholders (Series A-F)
                                               ------------   -------------------------
Proposal 1:
Election of Class II Directors.................      Yes              No
Proposal 2:
Election of Preferred Directors................       No              Yes
Proposal 3:
Selection of Independent Public Accountants....      Yes              Yes
Proposal 4:
Amendment to Charter to Decrease the Liquidation
  Value of the Fund's Preferred Stock..........      Yes              Yes
Proposal 5:
Amendment to charter to eliminate the limitation
  on the aggregate liquidation value of
  the Fund's preferred stock;  ................      Yes              Yes

      The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1996, the Fund had outstanding [__________] shares of common stock, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 1,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially own more than five percent of the outstanding shares of common or preferred stock of the Fund.

      The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1995 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292,
Telephone: 1-800-451-6788.

                     PROPOSAL 1:  ELECTION OF CLASS II DIRECTORS

      The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Harry A. Jacobs, Jr., Rt. Hon. Malcolm Fraser, Brian M. Sherman, Howard A. Knight, Peter D. Sacks, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 1999 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

      It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class II for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

      The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

           Class I (Term Expiring at the Annual Meeting to be held in 1998)

Anthony E. Aaronson (+)     Director, The First Australia      59      1986         -
116 South Anita Avenue      Fund, Inc. (since 1985); Tony
Los Angeles, CA 90015       Aaronson (textile agent) (since
                            1993); Vice President, Fortune
                            Fashions (1992-1993); President,
                            Fashion Fabric Division, Forrest
                            Fabrics (textiles) (August
                            1991-1992); Director, PKE
                            Incorporated (consulting
                            company) (1988- 1990);
                            Director, Textile Association of
                            Los Angeles (1990-1993);
                            Director, O.T.C. Sales, Emday
                            Fabrics Co. (textiles) (1986-91);
                            Executive Vice-President and
                            Secretary-Treasurer, J&J
                            Textiles Inc. (1982-1986).

Roger C. Maddock*           Director, The First Australia      45      1992         -
Union House, Union Street   Fund, Inc. (since 1992) and The
St. Helier, Jersey          First Commonwealth Fund, Inc.
Channel Islands             (since 1992); Chairman and
United Kingdom              Managing Director, EquitiLink
                            International Management Limited
                            (since 1985); Partner, Jackson Fox,
                            Chartered Accountants (since 1981);
                            Director, Worthy Trust Company
                            Limited (since 1981); Director,
                            Professional Consultancy Services
                            Limited (since 1983); Director,
                            Hollywell Spring, Limited (since
                            1987); Director, The EquitiLink
                            Private Gold Investment Fund
                            Limited (Since 1992); Director,
                            CentraLink-EquitiLink Investment
                            Company Limited (since September 1994).

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

John A. Calvert-Jones       Director, The First Australia      59      1986         -
Level 31                    Fund, Inc. (since 1985);
101 Collins Street          Chairman of the Board (1984-
Melbourne, Victoria 3000    1994) and Chief Executive
Australia                   Officer (1984-1991), Prudential
                            Securities (Australia) Limited;
                            Partner, Cortis & Carr
                            (stockbrokers) (1970-1984);
                            Director, Slough Estates
                            Australia Pty. Limited
                            (property), Sedgwick Pty.
                            Limited (insurance) and Crown
                            Limited.

John T. Sheehy (+)          Director, The First Australia      53      1986         -
6920 Koll Center Parkway    Fund, Inc. (since 1985), First
Suite 225                   Australia Prime Income
Pleasanton, CA 94566        Investment Company Limited
                            (since 1986) and The First
                            Commonwealth Fund, Inc.
                            (since 1992); Director, Greater
                            Pacific Food Holdings, Inc.
                            (food industry investment
                            company) (since 1993); Partner,
                            Sphere Capital Partners
                            (corporate consulting) (since
                            1987); Director, Sphere Capital
                            Advisors (investment adviser);
                            Director, Sandy Corporation
                            (corporate consulting,
                            communication and training)
                            (since 1986); Associate Director,
                            Bear, Stearns & Co. Inc.
                            (1985-1987); previously, Limited
                            Partner, Bear, Stearns & Co.
                            Inc.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

             Class II (Current Directors and Nominees for a Term Expiring
                      at the Annual Meeting to be held in 1999)

Harry A. Jacobs, Jr.*       Director, The First Australia      74      1986       6,960
One New York Plaza          Fund, Inc. (since 1985);
New York, NY 10292          Chairman and Chief Executive
                            Officer, Prudential Mutual Fund
                            Management, Inc. (June-September
                            1993); Senior Director, Prudential
                            Securities Incorporated (since
                            1986); previously, Chairman of
                            the Board, Prudential Securities
                            Incorporated (1982-1985); Chairman
                            of the Board and Chief Executive
                            Officer, Bache Group, Inc.
                            (1977-1982); Director, Center for
                            National Policy; Trustee, The
                            Trudeau Institute (eleemosynary);
                            Director of 26 investment companies
                            affiliated with Prudential
                            Securities Incorporated.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

Rt. Hon. Malcolm Fraser,    Director, The First Australia      65      1986         -
 A.C., C.H. (++)             Fund, Inc. (since 1985), First
55 Collins Street           Australia Prime Income
Melbourne, Victoria 3000    Investment Company Limited
Australia                   (since 1986) and The First
                            Commonwealth Fund, Inc. (since
                            1992); Partner, Nareen Pastoral
                            Company (agriculture); Fellow,
                            Center for International Affairs,
                            Harvard University; International
                            Council of Associates, Claremont
                            University; Chairman, CARE
                            Australia (since 1987); President,
                            CARE International (1990-1995);
                            Member, Byrnes International
                            Advisory Board, University of
                            South Carolina (1985-1990); ANZ
                            International Board of Advice
                            (1987-1993); InterAction Council
                            for Former Heads of Government;
                            Co-Chairman, Commonwealth Eminent
                            Persons Group on Southern Africa
                            (1985-1986); Chairman, United
                            Nations Committee on African
                            Commodity Problems (1989-1990);
                            Consultant, The Prudential
                            Insurance Company of America;
                            International Consultant on
                            Political, Economic and Strategic
                            Affairs (since March 1983);
                            Parliamentarian-Prime Minister of
                            Australia (1975-1983).

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

Brian M. Sherman*           President and Director, The        52      1986         -
Level 3                     First Australia Fund, Inc. (since
190 George Street           1985); Joint Managing Director
Sydney, N.S.W. 2000         (since 1986) and Chairman
Australia                   (since 1985), First Australia
                            Prime Income Investment Company
                            Limited; Sole Vice President and
                            Director (since 1992) and Chairman
                            (since 1995), The First Commonwealth
                            Fund, Inc.; President of the Fund
                            (since 1986); Chairman and Joint
                            Managing Director, EquitiLink
                            Limited (since 1986); Chairman and
                            Joint Managing Director, EquitiLink
                            Australia Limited (since 1981);
                            Director, EquitiLink International
                            Management Limited (since 1985);
                            Joint Managing Director, MaxiLink
                            Limited (since 1987); Executive
                            Director, MaxiLink Securities
                            Limited (since 1987); Director,
                            First Resources Development Fund
                            Limited (since 1994); Director,
                            Ten Group Limited (since 1994);
                            Director, Telecasters North
                            Queensland Limited (since 1993);
                            Fund and Portfolio Manager, Westpac
                            Banking Corporation (1976-1981);
                            Manager - Investments, Outwich
                            Limited (an affiliate of Baring
                            Brothers & Co. Ltd.) (merchant bank)
                            (1972-1976).

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

Howard A. Knight            Director, The First Australia      53      1993         -
300 Park Avenue             Fund, Inc.; Private Investor
New York, NY 10022          Consultant; and President of
                            Investment Banking, Equity
                            Transactions and Corporate
                            Strategy, Prudential Securities
                            Incorporated (1991-June 1994);
                            formerly Chairman and Chief
                            Executive Officer, Avalon
                            Corporation (1984-1990); Managing
                            Director, President and Chief
                            Executive Officer, Weeks
                            Petroleum Limited (1982-1984);
                            General Counsel, member of the
                            Executive Committee and Director,
                            Farrell Lines Incorporated
                            (1976-1982); Partner, Cummings &
                            Lockwood (1963-1976); Director,
                            Scandinavian Broadcasting System,
                            S.A.

Peter D. Sacks (+)          Director, The First                50      1993         -
33 Yonge Street             Commonwealth Fund, Inc.
Suite 706                   (since 1992); President and
Toronto, Ontario M5E 1G4    Director, Toron Capital
Canada                      Markets, Inc. (currency,
                            interest rate and commodity
                            risk management) (since 1988);
                            Director, Toron Capital Management
                            Ltd. (commodity trading adviser)
                            (since 1994); Vice President and
                            Treasurer, Midland Bank Canada
                            (1987-1988); Vice President and
                            Treasurer, Chase Manhattan Bank of
                            Canada (1985-1987).

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

          Class III (Term Expiring at the Annual Meeting to be held in 1997)

Sir Roden Cutler, V.C.,     Director, The First Australia      79      1986         -
A.K., K.C.M.G., K.C.V.O.,   Fund, Inc. (since 1985), First
C.B.E., K.St.J. (++)         Australia Prime Income
22 Ginahgulla Road          Investment Company Limited
Bellevue Hill, N.S.W. 2023  (since 1986) and The First
Australia                   Commonwealth Fund, Inc.
                            (since 1992); Australia Director,
                            Rothmans Holding Ltd.
                            (formerly Rothmans Pall Mall)
                            (tobacco) (1981-1994);
                            Chairman, State Bank of New
                            South Wales (1981-1986);
                            Governor of New South Wales,
                            Australia (1966-1981).

David Lindsay Elsum (++)    Director, The First Australia       58      1986         -
9 May Grove                 Fund, Inc. (since 1985), First
South Yarra, Victoria 3141  Australia Prime Income
Australia                   Investment Company Limited
                            (since 1986) and The First
                            Commonwealth Fund, Inc.
                            (since 1992); Director, MaxiLink
                            Ltd.; President, State
                            Superannuation Fund of Victoria
                            (1986-1993); Managing Director,
                            The MLC Limited (insurance)
                            (1984-1985); Managing Director,
                            Renison Goldfields Consolidated
                            Limited (mining) (1983-1984);
                            Member, Administrative Appeals
                            Tribunal; Member, Corporations
                            and Securities Panel of the
                            Australian States and Territories;
                            Chairman, Queen Victoria Market;
                            Director, First Resources
                            Development Fund and Statewide
                            Friendly Society.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

Laurence S. Freedman*       Sole Vice President (since 1986)   52      1986         -
Level 3                     and Chairman (since 1995) of
190 George Street           the Fund; Sole Vice President
Sydney, N.S.W. 2000         and Director (since 1985) and
Australia                   Chairman (since 1995), The
                            First Australia Fund, Inc.; Joint
                            Managing Director, First
                            Australia Prime Income
                            Investment Company Limited
                            (since 1986); President and
                            Director, The First
                            Commonwealth Fund, Inc.
                            (since 1992); Founder and Joint
                            Managing Director, EquitiLink
                            Limited (since 1986); Joint
                            Managing Director, EquitiLink
                            Australia Limited (since 1981);
                            Director, EquitiLink
                            International Management
                            Limited (since 1985); Chairman
                            and Joint Managing Director,
                            MaxiLink Limited (since 1987);
                            Executive Director, MaxiLink
                            Securities Limited (since 1987);
                            Chairman and Director, First
                            Resources Development Fund
                            Limited (since 1994); Director,
                            Ten Group Limited (since
                            1994); Director, Telecasters
                            North Queensland Limited
                            (since 1993); Managing
                            Director, Link Enterprises
                            (International) Pty. Limited (an
                            investment management
                            company) (since 1980); Manager
                            of Investments, Bankers Trust
                            Australia Limited (1978-1980);
                            Investment Manager,
                            Consolidated Goldfields
                            (Australia) Limited (natural
                            resources investments)
                            (1975-1978).

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

Michael R. Horsburgh        Director, The First Australia      50      1986         -
675 Third Avenue            Fund, Inc. (since 1985);
22nd Floor                  Director and Chief Executive
New York, NY 10017          Officer, Horsburgh Carlson
                            Investment Management, Inc.
                            (since 1991); Director, The First
                            Hungary Fund; Managing
                            Director, Barclays de Zoete
                            Wedd Investment Management
                            (U.S.A) (1990-1991); Special
                            Associate Director, Bear,
                            Stearns & Co. Inc. (1989-1990);
                            Senior Managing Director, Bear,
                            Stearns & Co. Inc. (1985-1989);
                            General Partner, Bear,
                            Stearns & Co. Inc. (1981-1985);
                            previously, Limited Partner,
                            Bear, Stearns & Co. Inc.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

William J. Potter (++)      Director, The First Australia      47      1986         -
156 W. 56th Street          Fund, Inc. (since 1985), First
17th Floor                  Australia Prime Income
New York, NY 10019          Investment Company Limited
                            (since 1986) and The First
                            Commonwealth Fund, Inc. (since
                            1992); Partner, Sphere Capital
                            Partners (corporate consulting)
                            (since 1989); President, Ridgewood
                            Partners, Ltd. (investment banking)
                            (since 1989); Managing Director,
                            Prudential-Bache Securities Inc.
                            (1984-1989); Director, National
                            Foreign Trade Association; Director,
                            Alexandria Bancorp Limited;
                            Director, Battery Technologies,
                            Inc.; Director, Compuflex Inc.;
                            Director, Impulsora del Fondo
                            Mexico; Director, Canadian Health
                            Foundation; First Vice President,
                            Barclays Bank, plc (1982-1984);
                            previously, various positions with
                            Toronto Dominion Bank.

-----------

 * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

 +    Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

++ Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than [1/4 of 1%] of the total shares outstanding of common stock as of October 31, 1995. No shares of the Fund's preferred stock are owned by the Directors.

      Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

      The Board of Directors recommends that holders of common stock vote FOR the election of the four nominees to the Fund's Board of Directors.


                    PROPOSAL 2:  ELECTION OF PREFERRED DIRECTORS

      The Fund has outstanding 750 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 1,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share.

      Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on March 16, 1995, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1997. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

      It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

      The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                Shares of
                                                                                  Common
                                                                                  Stock
                                                                               Beneficially
                                Present Office with                             Owned and
                                the Fund, Principal                             % of Total
Name and Address             Occupation or Employment                Director  Outstanding
of each Director or Nominee      and Directorships             Age     Since   on 10/31/95(1)
---------------------------      -----------------             ---     -----   --------------

David Manor**               Treasurer of the Fund, The         55      1988         -
Level 3                     First Australia Fund, Inc. and
190 George Street           First Australia Prime Income
Sydney, N.S.W. 2000         Investment Company Limited;
Australia                   Director and Treasurer, The
                            First Commonwealth Fund, Inc.;
                            Executive Director, EquitiLink
                            Australia Limited and EquitiLink
                            Limited (since 1986); Director,
                            EquitiLink International
                            Management Limited (since 1987)
                            and EquitiLink U.S.A., Inc.

Marvin Yontef**             Director of and counsel to         49      1988         -
P.O. Box 85                 First Australia Prime Income
5500 Commerce Court         Investment Company Limited;
Toronto, Ontario M5L 1B9    Partner, Stikeman, Elliott
Canada                      (Canadian law firm).



-----------

** Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1995, the Preferred Directors of the Fund owned no shares of the Fund's common or preferred stock.

      Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

      The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

              PROPOSAL 3:  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

      Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of the firm in the Fund.

      Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

      The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

              PROPOSAL 4:  AMENDMENT OF THE FUND'S CHARTER DOCUMENTS TO
          DECREASE THE LIQUIDATION VALUE OF THE FUND'S SHARES OF PREFERRED
                 STOCK, SERIES A-F, IN ORDER TO EFFECT A STOCK SPLIT

      The Fund's Board of Directors has determined that it would be in the Fund's best interest to amend the Fund's charter documents to reduce the liquidation value of each share of preferred stock, Series A-F, from $100,000 to $25,000 in order to effect a four for one stock split. If the proposal is approved, it is the intention of the Board of Directors to declare a split of each share of the Fund's preferred stock in each of Series A-F, liquidation value $100,000 per share into four shares of preferred stock of the same series, liquidation value $25,000 per share.

      The Fund's Board of Directors has proposed this reduction in liquidation value and accompanying stock split in order to increase the potential universe of preferred stock investors, and to give these investors greater flexibility to tailor the size of their investment. If an increased number of potential investors is bidding at the auctions at which the dividend rate paid by the Fund with respect to the preferred stock is determined, the dividend rates paid by the Fund to the preferred stockholders may be lower than they would be if a smaller pool of investors is bidding at the auctions.

      If the proposed stock split is effected, the Fund's common stockholders should not be affected, except to the extent that the Fund may benefit from a reduction in the dividends paid with respect to its preferred stock. Preferred stockholders would have the option of investing in increments of $25,000 rather than $100,000, and thus would have greater flexibility and liquidity with respect to their investment.

      The proposed modifications to the Fund's charter documents are attached hereto as Appendix A. In addition to reducing the liquidation value, the proposed modifications also increase, where necessary, the authorized number of shares of preferred stock, Series A-F.

      The Board of Directors recommends that shareholders vote FOR the amendment to the Fund's charter documents as described above and as set forth in Appendix A to decrease the liquidation value of the Fund's preferred stock, series A-F, in order to effect a stock split.

               PROPOSAL 5:  AMENDMENT OF THE FUND'S CHARTER DOCUMENTS
                    TO ELIMINATE THE LIMITATION ON THE AGGREGATE
                   LIQUIDATION VALUE OF THE FUND'S PREFERRED STOCK

      At a special meeting of shareholders held in December, 1988, the Fund's holders of common stock authorized the creation of a class of 100 million shares of preferred with an aggregate liquidation value of $500 million, such shares to be issued in series from time to time as authorized by the Fund's Board of Directors. Since that date, the Fund has issued seven series of preferred stock with an aggregate liquidation value of $475 million.

      In order to give the Fund the flexibility to issue additional preferred stock, the Board of Directors has determined that it would be in the best interest of the Fund to amend the Fund's charter documents to eliminate the limitation on aggregate liquidation value. This would permit the Fund's Board of Directors to issue additional series of preferred stock on a timely basis, should the Board believe that the issuance of additional series would benefit holders of the Fund's common stock.

      In determining to recommend this action, the Fund's Board of Directors took into account the fact that since inception of the preferred stock in January 1989, holders of the Fund's common stock have benefited from the issuance of the outstanding series of preferred shares in terms of a positive impact of net asset value. However, in determining whether to eliminate the limitation on aggregate liquidation value, holders of the Fund's common stock should consider, as they did when authorizing the creation of the class of preferred stock in 1988, certain factors which are inherent in the issuance of any series of preferred stock. These include:

      1. Effect on Yield: As is presently the case, the Board of Directors of the Fund has full discretion, in the exercise of its business judgment, as to the terms upon which each series of preferred stock may be issued and as to the exercise of any redemption rights the Fund may have with respect to such stock. It is the Board's practice and present intention to issue preferred stock only under circumstances where it believes that such issuance will result in yield enhancement to the holders of common stock, but there can be no assurance that the actual terms of any preferred stock issuances will ensure this result. The yield to holders of common stock would be negatively impacted by outstanding preferred stock with a dividend rate in excess of the yield on the Fund's investments made with the proceeds from issuance of preferred stock. Under certain circumstances, the Fund may be required to redeem outstanding preferred stock. In addition, the Fund may have the option to redeem preferred stock at any time or from time to time. However, the Fund may in fact determine not to redeem preferred stock during periods when the dividend rate on preferred stock exceeds the yield on the Fund's portfolio. Any decisions with respect to redemption will be taken by the Board or a committee of the Board based upon recommendations by the Investment Manager. The Investment Manager has advised the Board that it would not anticipate recommending redemption except to the extent that the Investment Manger believes the existence of outstanding preferred stock is having or likely to have a materially adverse effect on the net investment income of the Fund. Even in such event, the Investment Manager may not recommend redemption if, in its judgment, it would be necessary to liquidate portfolio securities, in order to make redemption payments, in a manner that would disrupt the Fund's long-term investment program, result in the realization of foreign currency gains or losses that would materially increase or decrease the amount of net investment income distributable to holders of common stock or jeopardize the Fund's status as a regulated investment company under the Internal Revenue Code.

      2. Effect on Currency Risks. The Fund invests predominantly in debt securities denominated in Australian dollars. Accordingly, the net asset value of and yield to the Fund are affected by changes in the exchange rate between the U.S. dollar and the Australian dollar and, to a lesser extent, by changes in the value of the New Zealand dollar in which a relatively small part of the Fund's assets may be invested from time to time. Unless the designation of a particular series of preferred stock otherwise provide, holders of preferred stock are not subject to any significant foreign currency exchange risks as the dividends payable to and amounts payable in respect of redemption or liquidation to the holders of preferred stock will be determined solely in U.S. dollar terms and without reference to any changes in the underlying net asset value of or yield to the Fund. Accordingly, the entire risk of any adverse changes in currency exchange rates, which would be applicable to all of the Fund's assets and income (including assets acquired with the proceeds of preferred share issuances), is borne solely by the holders of common stock. Although the underlying purpose of issuing preferred stock is to enhance the yield to common stockholders, adverse currency movements can reduce or eliminate any such yield enhancement and can result in a reduction of net asset value and distributable net investment income.

      3. Effect on Net Asset Value. Upon the issuance of any series of preferred stock, all issuance costs, including underwriting discounts and commissions and other offering costs, are charged to the paid-in capital of the Fund, thereby resulting in an immediate reduction of net asset value applicable to common stock. Accordingly, assuming that the relationship between the Fund's net asset value and the market price at which its shares trade remains the same, holders of shares of common stock disposing of such shares after a preferred stock issuance might realize a lower price for their shares as any anticipated yield enhancement and the increase, if any, in net asset value could be expected to occur only over a period of time sufficient to invest the proceeds of preferred stock issuances and realize the benefits, if any, from such investments in amounts adequate to recover the costs of issuance.

      The proposed modification to the Fund's charter documents are attached hereto as Appendix B.

      The Board of Directors recommends that shareholders vote FOR the amendment to the Fund's charter documents as described above and as set forth in Appendix A to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock.


                             PROPOSAL 6:  OTHER MATTERS

      The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


                  FURTHER INFORMATION ABOUT DIRECTORS AND OFFICERS

 Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

      During the Fund's fiscal year ended October 31, 1995, the Board of Directors held five meetings, the Audit Committee held one meeting and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all the Committees of the Board on which he served, except Mr. Calvert-Jones, who attended three of the five meetings held by the Board of Directors.

 Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Ms. Bancroft and Ms. Sananikome-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian
M. Sherman, President; Laurence S. Freedman, Vice President; David Manor (age
55), Treasurer; Ouma Sananikome-Fletcher (37), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (34), Assistant Treasurer; Eugene S. Stark (age 38), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 34), Assistant Treasurer; Roy M. Randall (age 59), Secretary; Allan S. Mostoff (age 63), Assistant Secretary; and Margaret A. Bancroft (age 57), Assistant Secretary.

      The respective principal occupations of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; David Manor, shown in the table of nominees as Preferred Directors; Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993) and Solicitor, Allen, Allen & Hemsley (1986-1993); Eugene S. Stark, First Vice President, Prudential Mutual Fund Management, Inc. (since January 1990); Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

 Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated December 15, 1992.

      The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at 44 Pitt Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

      Messrs. Freedman, Sherman and Manor, all Directors of the Fund, also serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Limited, of which Messrs. Maddock and Manor are also shareholders.

      In a transaction effected on March 10, 1995, Transek Trust sold 13,689,944 shares of EquitiLink Limited to Transek Pty Limited, a wholly-owned subsidiary of the Investment Manager, at a price of $0.69 per share, as determined by an independent valuation, which price was paid in three installments. Messrs. Freedman and Sherman are the principal beneficiaries of Transek Trust, and as mentioned above, are also the principal shareholders of the Investment Manager, the parent of Transek Pty Limited.

      During the fiscal year ended October 31, 1995, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

 Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                                 Compensation Table
                             Fiscal Year Ended 10/31/95

                                                                              Total
                                              Pension or      Estimated    Compensation
                               Aggregate      Retirement       Annual     From Registrant
                              Compensation  Benefits Accrued  Benefits       and Fund
                                 From          As Part of       Upon       Complex Paid
Name of Person, Position      Registrant     Fund Expenses    Retirement   to Directors
------------------------      ----------     -------------    ----------   ------------

Anthony E. Aaronson..........  $                  N/A             N/A      $        (2)
John A. Calvert-Jones........                     N/A             N/A               (2)
Sir Roden Cutler.............                     N/A             N/A               (3)
David Lindsay Elsum..........                     N/A             N/A               (3)
Rt. Hon. Malcolm Fraser......                     N/A             N/A               (3)
Laurence S. Freedman.........                     N/A             N/A               (3)
Michael R. Horsburgh.........                     N/A             N/A               (2)
Harry A. Jacobs, Jr..........                     N/A             N/A               (2)
Howard A. Knight.............                     N/A             N/A               (2)
Roger C. Maddock.............                     N/A             N/A               (3)
William J. Potter............                     N/A             N/A               (3)
Peter D. Sacks...............                     N/A             N/A               (2)
John T. Sheehy...............                     N/A             N/A               (3)
Brian M. Sherman.............                     N/A             N/A               (3)
Preferred Directors:
David Manor..................                     N/A             N/A               (2)
Marvin Yontef................                     N/A             N/A               (1)

-----------


                               ADDITIONAL INFORMATION

 Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $5,000 by the Fund and the Fund will reimburse SCC for its related expenses.

 Vote Required. The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Fund is required to constitute a quorum at the Meeting. Approval of the election of Class II Directors of the Board of Directors (Proposal 1) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented by proxy at the Meeting. Ratification of the selection of independent public accountants

(Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series A-F (Proposal
4) and approval of the purposed amendment to the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock (Proposal 5) will each require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock, voting together as a single class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect on a "no" vote for purposes of obtaining the requisite approval of each proposal.

 Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September ____, 1996.

                                    By Order of the Board of Directors,

                                    Roy M. Randall, Secretary

One Seaport Plaza
New York, NY 10292
January 10, 1996

COMMON STOCK

               PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   Annual Meeting of Shareholders - March 14, 1996


      The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, 28th Floor, New York, New York, on March 14, 1996, at 3:00 p.m., New York City time, and any adjournment thereof.

      Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3), (4) and (5). 1. The election of five Directors to serve as Class II Directors for a three-year term:

     FOR all nominees listed below              WITHHOLD AUTHORITY
     (except as marked to the                   to vote for all nominees listed
     contrary below /_/                         below /_/

     Nominees:  Harry A. Jacobs, Jr., Rt. Hon. Malcolm Fraser, Brian M.
                Sherman, Howard A. Knight and Peter D. Sacks.


     (INSTRUCTION:    To withhold authority to vote for any individual nominee,
                      write the nominee's name on the space provided below.)
           -------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.
      |_|  FOR |_|  AGAINST |_|  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock Series A-F, in order to effect a stock split.
      |_|  FOR |_|  AGAINST |_|  ABSTAIN

5. Approval of the proposed amendment to the Fund's charter documents to eliminate the limitation ont he aggregate liquidation value of the Fund's preferred stock.
      |_|  FOR |_|  AGAINST |_|  ABSTAIN

6. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.


                                          Please sign exactly as your name or
                                          names appear hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title or status.

                                          _____________________________________
                                           (Signature of Shareholder)


                                          _____________________________________
                                           (Signature of Joint Tenant, if any)

                                          Date _______, 1996


              PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                               NO POSTAGE IS REQUIRED

AUCTION MARKET PREFERRED
STOCK, SERIES A-G

               PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   Annual Meeting of Shareholders - March 14, 1996

      The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series A-G, of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, 28th Floor, New York, New York, on March 14, 1996, at 3:00 p.m., New York City time, and any adjournment thereof.

      Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3), (4) and (5).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below             WITHHOLD AUTHORITY
     (except as marked to the                  to vote for all nominees listed
     contrary below /_/                        below /_/

     Nominees:  David Manor and Marvin Yontef.
     (INSTRUCTION:    To withhold authority to vote for any individual nominee,
                      write the nominee's name on the space provided below.)

           ------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series A-F, in order to effect a stock split.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

5. Approval of the proposed amendment to the Fund's charter documents to eliminate the limitation ont he aggregate liquidation value of the Fund's preferred stock.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

6. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.


                                          Please sign exactly as your name or
                                          names appear hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title or status.


                                          ____________________________________
                                            (Signature of Shareholder)


                                          ____________________________________
                                           (Signature of Joint Tenant, if any)

                                          Date _____, 1996

              PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                               NO POSTAGE IS REQUIRED


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